SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the approximate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SCARAB SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

______________________________________________________________

2) Aggregate number of securities to which transaction applies:

______________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________

4) Proposed maximum aggregate value of transaction:

______________________________________________________________

5) Total fee paid:

______________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

______________________________________________________________

2) Form, Schedule or Registration Statement No.:

______________________________________________________________

3) Filing Party:

Scarab Systems, Inc._________________________________________________

4) Date Filed:

June 8, 2004_____ _____________________________________________

Information to Be Furnished in Proxy Statement.

Item 1. - Date Time and Place Information

The special meeting of the shareholders of Scarab Systems, Inc. will be held at #800-885 West Georgia St., Vancouver, British Columbia, on July 13, 2004, at 10:00 a.m. local time, for the purposes of approving the amendment to our Articles of Incorporation changing our name to "Torrent Energy Corporation".

The record date for our special meeting is June 7, 2004. Only shareholders of record at the close of business on June 7, 2004 are entitled to notice of, and to vote at, our special meeting, and any adjournment or postponement of our special meeting. This proxy statement, accompanying Form of Proxy and Notice of Meeting are first being mailed to shareholders on or about June 14, 2004.

Item 2. - Revocability of Proxy

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1. by delivering a written notice of revocation to Mr. Thomas Mills, the President of our company, at #528-666 Burrard Street, Vancouver, British Columbia, V6C 2X8;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

Item 3. - Dissenters' Rights of Appraisal

Under Colorado law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed amendments to our Articles of Incorporation in connection with our change of name.

Item 4. - Persons Making the Solicitation

The accompanying Form of Proxy is solicited on behalf of the board of directors of Scarab Systems, Inc., to be used at our special meeting to be held at #800-885 West Georgia Street, Vancouver, British Columbia, on July 13, 2004, at 10:00 a.m. local time.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Computershare Trust Company of Suite 800, 350 Indiana Street, Golden, Colorado, 80401, has agreed to assist us in the tabulation of proxies and the counting of votes at our special meeting. All of a shareholder's common shares registered in the same name will be represented by one proxy.

Item 5. - Interest of Certain Persons in Matters to Be Acted Upon

Except as disclosed elsewhere in this Proxy Statement, since April 1, 2003, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our company;

2. any proposed nominee for election as a director of our company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Voting Securities and Principal Holders Thereof". To our knowledge, no director has advised that he intends to oppose the change of name as more particularly described herein.

Item 6. - Voting Securities and Principal Holders Thereof

Only shareholders of record as of the close of business on June 7, 2004 are entitled to notice of and to vote at our special meeting. As of June 7, 2004, there were 13,946,249 common shares in the capital of our company issued and outstanding owned by approximately 229 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on June 7, 2004 (the "Record Date") is entitled to one vote for each common share held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Thomas E. Mills* 2708-939 Homer Street Vancouver, British Columbia V6B 2W6	710,000	5.09%
Lou Hilford* 7866 Vivian Drive Vancouver British Columbia V6S 2V9	200,000	1.43%
All executive officers and directors as a group (2 persons)	910,000	6.52%

* Denotes director of the Company

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 7, 2004 are deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership indicated.

The Company is unaware of any arrangements, the operation of which may at a subsequent date result in a change of corporate control.

Item 7. - Directors and Executive Officers

Not applicable

Item 8. - Compensation of Directors and Executive Officers

Not applicable.

Item 9. - Independent Public Accountants

Not applicable.

Item 10. - Compensation Plans

Not applicable.

Item 11. - Authorization or Issuance of Securities Otherwise than for Exchange

For the information applicable to this item, please see page 5, Item 19, "Amendment of Charter, Bylaws or Other Documents".

Item 12. - Modification or Exchange of Securities

Not applicable.

Item 13. - Financial and Other Information

For more detailed information on our company, including financial statements, you may refer to our Form 10-KSB and other periodic filings made with the SEC from time to time. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our secretary at (604) 639-3178.

Item 14. - Mergers, Consolidations, Acquisitions and Similar Matters

Not applicable.

Item 15. - Acquisition or Disposition of Property

Not applicable.

Item 16. - Restatement of Accounts

Not applicable.

Item 17. - Action with Respect to Reports

Not applicable.

Item 18. - Matters Not Required to Be Submitted

Not applicable.

Item 19. - Amendment of Charter, Bylaws or Other Documents

Our board of directors unanimously approved the change of our name to "Torrent Energy Corporation" on May 28, 2004. Our company will, if approved by the shareholders of the company, file Articles of

Amendment to amend our Certificate of Incorporation changing our company name to "Torrent Energy Corporation".

Our board of directors approved the change of our company name so that our name reflects our current business in a more accurate manner.

The proposed Articles of Amendment to Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Colorado Secretary of State. We anticipate that such filing will occur after the change of name is approved by our shareholders.

Item 20. - Other Proposed Action

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

Item 21. - Voting Procedures

Common shares cannot be voted at our special meeting unless the holder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Trust Company, Suite 800, 350 Indiana Street, Golden, Colorado, 80401 (facsimile (303) 262-0606). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted as directed in the proxy, but if no direction is given and the proxy is validly executed, the proxy will be voted FOR the change of name of our company. If any other matters properly come before our special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement.

A quorum of shareholders is necessary to take action at our special meeting. A majority of the outstanding shares present in person or represented by proxy as at June 7, 2004 will constitute a quorum for the transaction of business at our special meeting. However, if a quorum is not present, a majority of the shares represented at our special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our special meeting.

Item 22. - Information Required in Investment Company Proxy Statement

Not applicable.

Item 23. - Delivery of Documents to Security Holders Sharing an Address

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.

Upon written or oral request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered and provide instructions as to how a shareholder can notify us that they wish to receive a separate copy of our proxy statement.

Should any shareholder wish to receive a separate proxy statement or should shareholders sharing an address wish to receive a single proxy statement in the future, please contact our secretary, Thomas E. Mills at #528-666 Burrard Street, Vancouver, BC, V6C 2X8, telephone (604) 639-3178.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COLONIAL STOCK TRANSFER) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

By Order of the Board of Directors

/s/ Thomas E. Mills
Thomas E. Mills
President and Director

Dated: June 8, 2004

APPENDIX A

Document Procession Fee
If document is on paper: $25.00
If document is filed electronically: $ .99
Fees are subject to change
For electronic filing and to obtain
copies of filed documents visit
www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper document must be typed or machine printed                ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to § 7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 19901020799

1. Entity name:	Scarab Systems, Inc. (If changing the name of the corporation, indicate name BEFORE the name change)
2. New Entity name: (if applicable)	Torrent Energy Corporation
3. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	[ ] "bank or trust or any derivative thereof [ ] "credit union" [ ] "savings and loan" [ ] "insurance", "casualty", "mutual", or "surety"
4. Other amendments, if any, are attached.
5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment

6. If the corporation's period of duration is less than perpetual, state the date on which the period of duration expires:

OR

If the corporations' period of duration as amended is perpetual, mark this box:

____________________________ (mm/dd/yyyy) [X]
7. (Optional) Delayed effective date:	______________________ (mm/dd/yyyy)

Notice:

Each individual causing the document to be delivered to the Colorado Secretary of State for filing affirms or acknowledges, under penalties of perjury, that the document is the individual's act or deed, or the individual in good faith believes the document is the act and deed of the entity on whose behalf the individual is causing the document to be delivered for filing, that the individual in good faith believes the facts stated in the document are true and the document satisfies the requirements of §7-90-301, C.R.S. and all statutes governing the formation, organization, and internal affairs of the entity and the entity's constituent documents, if the document is being delivered on behalf of an entity.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Mills, Thomas E. 528-666 Burrard Street Vancouver, BC V6C 2X8 Canada
(If more than one individual is causing the document to be delivered for filing, mark this box [ ] and include an attachment stating the names and addresses of all such individuals)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains thr responsibility of the use of this form. Questions should be addressed to the user's attorney.

SCARAB SYSTEMS, INC.
#528-666 Burrard Street
Vancouver, BC V6C 2X8

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 13, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas E. Mills or failing him Lou Hilford and either of them as Proxies, each with the power to appoint his substitute, and authorized them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the special meeting of shareholders to be held on July 13, 2004 at 10:00 a.m. (Pacific Standard Time) at 800-885 West Georgia Street, Vancouver, BC, Canada and any adjournments thereof, on the matters, set forth below:

		For	Against	Abstain
1.	To approve the amendment to the Articles of Incorporation to change the Company's name to "Torrent Energy Corporation"	[ ]	[ ]	[ ]
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting of shareholders.

This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above.

Dated: _____________________________, 2004.

Signature

Signature if shares held jointly

This proxy should be signed by the shareholder exactly as his/her name appears hereon, when shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please given full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date, and return proxy card promptly using the enclosed envelope.